Exhibit 10.1

Execution Copy

AMENDMENT TO LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This AMENDMENT TO THE LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (the “Amendment”) is effective as of June 22, 2012 (the “Amendment Effective Date”) by and between AMAG PHARMACEUTICALS, INC., a Delaware corporation with its principal place of business at 100 Hayden Ave, Lexington, MA 02421, USA (“AMAG”), and TAKEDA PHARMACEUTICAL COMPANY LIMITED, a company incorporated under the laws of Japan, with its principal place of business at 1-1, Doshomachi 4-chome, Chuo-ku, Osaka, 540-8645, Japan (“Takeda”).  AMAG and Takeda may be referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

A.                                    AMAG and Takeda are parties to that certain License, Development and Commercialization Agreement, dated March 31, 2010, (the “Agreement”) pursuant to which AMAG granted Takeda certain rights to the Product in the Licensed Territory and agreed to supply the Product to Takeda under a commercial supply agreement to be negotiated.

B.                                    The Parties now desire to amend certain terms of the Agreement in accordance with Section 16.1 thereof.

NOW, THEREFORE, AMAG and Takeda agree as follows:

1.                                      AMENDMENT OF THE AGREEMENT

AMAG and Takeda hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date.  Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force.  Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings such terms are given in the Agreement.

1.1                               Supply Working Group.  Within [***] after the Amendment Effective Date, the Supply Working Group established by the JSC pursuant to Section 3.1(a)(iv) of the Agreement shall meet either in person or by teleconference (as mutually agreed) to revise its charter with respect to membership, meeting frequency, global supply planning, manufacturing process harmonization, safety stock and other matters related to the Product as proposed by the members.  Within [***] after the Amendment Effective Date and then at least every [***] thereafter, AMAG shall provide the members of the Supply Working Group with AMAG’s good faith estimate of AMAG’s direct materials cost [***].

1.2                               Amendments to Definitions.

(a)                                 Section 1.14 of the Agreement (definition of CIS) is hereby deleted in its entirety.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 Effective as of March 31, 2012, Section 1.63 of the Agreement is hereby amended to read in its entirety as follows:

1.63                        “Licensed Territory” means Europe, CEE, Asia-Pacific and the countries shown in Part IV of Exhibit B-1 attached hereto, but excluding any country or territory in which this Agreement has been terminated under Article 13.

(c)          A new section 1.108 is hereby added to the Agreement to read in its entirety as follows:

1.108                 “Required Site” has the meaning set forth in Section 7.3(a).

(d)                                 A new section 1.109 is hereby added to the Agreement to read in its entirety as follows:

1.109                 “Target Approval Date” means [***], or as otherwise provided in Section 7.3(d), in each case as adjusted pursuant to Section 7.3(b).

(e)                                  A new section 1.110 is hereby added to the Agreement to read in its entirety as follows:

1.110                 “Harmonization” with a correlative meaning for “Harmonized,” means [***].

1.3                               Amendments to Supply Terms.

(a)                                 Within [***] days after the Amendment Effective Date, the Parties shall enter into a supply agreement and quality agreement governing the supply of Product by AMAG to Takeda in unlabeled finished form for clinical and commercial use, as well as the quality control and quality assurance procedures related to such supply (collectively the “Supply Agreement”) and any other operational agreements and procedures as deemed necessary by the Parties for such supply of the Product.  The terms of such Supply Agreement shall be negotiated diligently and in good faith by the Parties in accordance with the terms of Schedule 7.2.

(b)                                 Section 7.2 of the Agreement is hereby deleted in its entirety.

(c)                                  Section 7.3 of the Agreement is hereby amended to read in its entirety as follows:

7.3                               Primary and Second Source.

                                                (a)                                 AMAG will maintain a primary source of supply, either itself or through a DSS, for each of drug substance and drug product (the “Primary Supply Chain”).  As of the Amendment Effective Date, the Primary Supply Chain [***] for drug product, except that AMAG may supply Product produced at [***] pursuant to sub-section (f) below.  As

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

soon as reasonably practicable after the Amendment Effective Date, Takeda shall file all regulatory materials with Health Canada necessary to obtain, and will use Commercially Reasonable Efforts to obtain and maintain, approval from Health Canada of the Primary Supply Chain in effect as of the Amendment Effective Date, and [***] as of the Amendment Effective Date, [***] Product for sale in the Canada.  [***]  As soon as reasonably practicable after the Amendment Effective Date, Takeda shall file all regulatory materials with SwissMedic necessary to obtain, and will use Commercially Reasonable Efforts to obtain and maintain, at [***], approval from SwissMedic of the Primary Supply Chain in effect as of the Amendment Effective Date, and [***] as of the Amendment Effective Date, for use in manufacturing Product for sale in Switzerland.  [***]

(b)                                 In addition to the Primary Supply Chain, AMAG shall use best efforts to establish a Designated Second Source Supplier for the Licensed Territory for each of drug substance and drug product for the Product and to obtain from each applicable Regulatory Authority in the Licensed Territory by the Target Approval Date all approvals necessary for each such DSS to manufacture the Product for commercial and clinical use in the Licensed Territory (each such DSS, a “Required Site”).  Each Required Site shall [***] as of the Amendment Effective Date unless the Parties agree that a Required Site will [***]  [***]  Following each such approval, AMAG shall use Commercially Reasonable Efforts to cause each Required Site to maintain such approvals, and will be solely responsible for all out-of-pocket costs incurred by AMAG in connection therewith.  [***]

(c)                                  In connection with AMAG’s efforts under Section 7.3(b), Takeda shall use best efforts to prepare and submit to the applicable Regulatory Authorities in the Licensed Territory, using materials provided by AMAG, all Regulatory Materials, and to take all other actions reasonably requested by AMAG, in each case that are necessary to obtain from each such Regulatory Authority by the Target Approval Date all approvals necessary for each such Required Site to manufacture the Product for commercial and clinical use in the Licensed Territory.  Following each such approval, Takeda shall use Commercially Reasonable Efforts to take such actions reasonably requested by AMAG and that are necessary to maintain such approvals.  [***]

(d)                                 If the Parties agree, which agreement shall not be unreasonably withheld, that a Required Site established by AMAG pursuant to Section 7.3(b) will develop a manufacturing process for the Product [***] as of the Amendment Effective Date, or will implement specifications for the Product [***] as of the Amendment Effective Date, then the Target Approval Date will be [***], as may be adjusted pursuant to Section 7.3(b).

(e)                                  AMAG shall provide Takeda with the materials, information and other assistance reasonably requested by Takeda for Takeda to obtain as soon as practicable

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

approval from Health Canada and SwissMedic to [***] as of the Amendment Effective Date.

(f)                                   Within [***] Days after the Amendment Effective Date, AMAG will establish a [***] (which amount will be reduced as Product is supplied to Takeda) of Product and will store and maintain such safety stock in accordance with the Product specifications and applicable Laws, including all requirements for storage imposed by Health Canada.  [***]  Notwithstanding this Section 7.3(f), the safety stock provisions of the Supply Agreement shall apply with respect to [***] beginning on the [***] after the Primary Supply Chain is approved by Health Canada.  To the extent of any conflict between the terms of the Supply Agreement and the supply terms in this Agreement, the Supply Agreement will control.

(g)                                  For the avoidance of doubt, the provisions of Section 7.3(b) and 7.3(d)  that are contingent upon mutual agreement of the Parties [***].

1.4                               Amendments to Milestone Payments.  Section 8.2 of the Agreement is hereby amended to read in its entirety as follows:

8.2                               Development Milestone Payments.  Takeda shall make milestone payments to AMAG based on achievement of certain milestone events for the Product as set forth in this Section 8.2, in partial consideration for the prior and future cost of developing the Product.  Takeda shall pay to AMAG the amounts set forth below within [***] after receipt by Takeda of AMAG’s invoice following the achievement of the corresponding milestone event.  Except with respect to Milestone Event 6, [***] each milestone payment by Takeda to AMAG hereunder shall be payable only once, regardless of the number of times achieved by the Product.  Each such payment is nonrefundable and non-creditable against any other payments due hereunder.

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1. Upon the receipt of the first approval by the EMA of an MAA for the Product for an Indication in the Field: If such Indication is any Indication other than the IDA Indication:	$15,000,000

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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3. Upon the First Commercial Sale of the Product in Europe for any Indication.	$15,000,000
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1.5                               Amendments to Patent Term Extension Provisions.  Section 9.4 of the Agreement is hereby amended to read in its entirety as follows:

9.4                               Patent Term Extensions in the Licensed Territory.  The JSC will discuss and recommend for which of the Patents within the AMAG Patents and Takeda Patents in the Licensed Territory the Parties should seek Patent Term Extensions in the Licensed Territory.  Notwithstanding the preceding sentence, in each of the EU-5 countries, AMAG shall apply for SPC for AMAG Patent [***] within [***] days after the first approval of an MAA for the Product by the EMA, in accordance with applicable Laws.  For all other countries in the Licensed Territory, AMAG shall apply for Patent Term Extension for the applicable AMAG Patents covering the Product in accordance with applicable Laws within [***] days after Takeda’s written request.  Except as required by applicable Laws, AMAG shall not withdraw any application for Patent Term Extension with respect to the Product after submission thereof without the prior written consent of Takeda.  Any withdrawal of an application for Patent Term Extension will be deemed to be a rejection of such Patent Term Extension by the governmental agency having the authority to approve such Patent Term Extension. In the event that Patent Term Extension is subsequently approved upon re-application by AMAG, Takeda shall repay any amounts withheld from AMAG pursuant to 8.4(b) using the same payment schedule applicable to the period of time from initial rejection to final approval.  Takeda shall cooperate fully with AMAG in making such filings or actions, for example and without limitation, by making available all required regulatory data and information and executing any required authorizations to apply for such Patent Term Extension.  All expenses incurred in connection with activities of AMAG with respect to the AMAG

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Patent(s) for which AMAG files for Patent Term Extensions pursuant to this Section 9.4 shall be entirely borne by AMAG, except that Takeda shall reimburse all of AMAG’s reasonable, documented out-of-pocket costs in connection with any Patent Term Extensions outside the EU-5 that Takeda requests AMAG to file.

1.6                               Amendments to Schedules and Exhibits.

(a)                                 Exhibit B of the Agreement is hereby replaced with Exhibit B-1 attached to this Amendment.

(b)                                 Section 1 under the heading “Price/Payment” in Schedule 7.2 of the Agreement is hereby amended to read in its entirety as follows:

Price/Payment

1)             The purchase price for commercial and clinical supply shall be [***]

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Beginning in [***], and [***] thereafter during the remainder of the Term prior to Harmonization, AMAG shall provide Takeda with a reasonably detailed analysis sufficient to determine whether Harmonization [***].  Such annual analysis (each an “Annual Analysis”) will be based [***].

If the Annual Analysis due in [***] demonstrates that Harmonization beginning on the [***] that is [***] months after the month in which such Annual Analysis was due will [***] (“Demonstration”), then AMAG shall file with the FDA, within [***] days after the month in which such Annual Analysis was due, all regulatory materials necessary to obtain, and upon such filing, will use Commercially Reasonable Efforts to obtain and maintain, approval of Harmonization by the FDA as soon as practicable.  If following Demonstration AMAG does not make such filing within such [***] day period or, upon making such filing, does not use Commercially Reasonable Efforts to obtain and maintain, approval of Harmonization by the FDA as soon as practicable, then notwithstanding any other provision of this Section 1, [***].

If Harmonization has not yet been implemented and the Annual Analysis due in December 2015 or any Annual Analysis thereafter during the Term demonstrates that Harmonization beginning on the [***] that is [***] months after the month in which such Annual Analysis was due will result in a Material Reduction (“Second Demonstration”), then AMAG shall file with the FDA, within [***] days after the month in which such Annual Analysis was due, all regulatory materials necessary to obtain, and upon such filing will use Commercially Reasonable Efforts to obtain and maintain, approval of Harmonization by the FDA as soon as practicable.  If following Second Demonstration AMAG does not make such filing within such [***] day period or, upon making such

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

filing, does not use Commercially Reasonable Efforts to obtain and maintain, approval of Harmonization by the FDA as soon as practicable, then notwithstanding any other provision of this Section 1, [***]

For the avoidance of doubt, notwithstanding any other provision of this Section 1, upon Harmonization by AMAG, [***] (ii) no further Annual Analyses will be due.

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(c)                                  The last sentence of Section 1 under the heading “Manufacture and Quality Control” in Schedule 7.2 of the Agreement is hereby amended to read in its entirety as follows:

The Product shall be manufactured according to specifications for the Product set forth in the Supply Agreement (“Specifications”).

(d)                                 The last sentence of Section 2 under the heading “Manufacture and Quality Control” in Schedule 7.2 of the Agreement is hereby amended to read in its entirety as follows:

AMAG shall not make any material changes to the Specifications or to the materials, equipment, process or procedures used to manufacture Product for the Licensed Territory (a “Process Change”) without Takeda’s prior written consent, which consent shall not be unreasonably withheld or delayed.  For clarity, a material change includes any change that must be approved by a Regulatory Authority.  Takeda shall notify AMAG of its consent or non-consent to a proposed Process Change within [***] days after receipt of AMAG’s written notice of such proposed Process Change; provided, however, that Takeda shall be deemed not to have consented to such change if Takeda fails to provide a response to AMAG within such [***] day period.  If, after the Amendment Effective Date, Takeda requests a Process Change, AMAG shall use Commercially Reasonable Efforts to accommodate such Process Change and, if AMAG implements such Process Change, shall use Commercially Reasonable Efforts to do so in a cost-effective manner.  If as a result of such change, the Fully Burdened Manufacturing Cost [***] then [***].  With respect to any expenses incurred by AMAG in connection with such Process Change that are not included in the Fully Burdened Manufacturing Cost, (i) capital equipment expenditures will be shared as provided in Section 6 under the heading “Price/Payment” and (ii) [***].

If, after the Amendment Effective Date, the Parties agree to make any Process Change, other than a Process Change requested by Takeda or required to obtain or maintain Regulatory Approval for the Product in the Licensed Territory (which is addressed in the paragraph above), then AMAG shall use Commercially Reasonable Efforts to implement such Process Change in a cost-effective manner.  If as a result of such change, the Fully

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Burdened Manufacturing Cost [***] then [***].  With respect to any expenses incurred by AMAG in connection with such Process Change that are not included in the Fully Burdened Manufacturing Cost, (i) capital equipment expenditures will be shared as provided in Section 6 under the heading “Price/Payment” and (ii) with respect to the other expenses (such as for process development and validation of testing methods), the Parties shall reasonably allocate between the Parties such expenses to the Licensed Territory and to outside the Licensed Territory, based on Takeda’s most recent forecast volumes and AMAG’s then-current estimate of Product volumes for outside the Licensed Territory, in each case for the subsequent [***] months.

(e)                                  Sections 1 and 2 under the heading “Second Source / Safety Stock” in Schedule 7.2 of the Agreement are hereby deleted.

(f)                                   Schedule 7.3 of the Agreement is hereby deleted.

2.                                      MISCELLANEOUS

2.1                               Full Force and Effect.  This Amendment amends the terms of the Agreement and is deemed incorporated into the Agreement.  The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

2.2                               Entire Agreement.  The Agreement and this Amendment constitute the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and any and all prior agreements with respect to the subject matter hereof, either written or oral, expressed or implied, are superseded hereby, merged and canceled, and are null and void and of no effect.

2.3                               Counterparts. This Amendment may be executed in one or more counterparts, each of which will be an original and all of which together will constitute one instrument.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

TAKEDA PHARMACEUTICAL COMPANY LIMITED		AMAG PHARMACEUTICALS, INC.

By:	/s/ Frank Morich	By:	/s/ William Heiden

Name:	Frank Morich	Name:	William Heiden

Title:	Member of the Board Chief Commercial Officer	Title:	President and Chief Executive Officer

EXHIBIT B-1
LICENSED TERRITORY

Part I (Europe)

Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden, United Kingdom, Norway, Iceland and Switzerland

Part II (Asia Pacific)

Australia, Brunei, Cambodia, Fiji, Indonesia, Kiribati, North Korea, South Korea, Laos, Malaysia, Marshall Islands, Federated States of Micronesia, Nauru, New Zealand, Palau, Papua New Guinea, Philippines, Samoa, Singapore, Solomon Islands, Thailand, Timor-Leste, Tonga, Tuvalu, Vanuatu, Vietnam, American Samoa, Guam and Northern Mariana Islands

Part III (CEE)

Albania, Croatia, Bosnia and Herzegovina, Serbia, Montenegro and Macedonia

Party IV

Canada, India and Turkey

B-1